UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 13, 2014
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.
Atlanta, GA 30309
(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant's telephone number, including area code)

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Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
Effective as of November 13, 2014, the Board of Directors (the “Board”) of DLH Holdings Corp. (the “Company”) elected Elder Granger, M.D., U.S. Army Major General (retired) and President/Chief Executive Officer of The 5Ps LLC, to its Board of Directors. Dr. Granger was appointed as a Class 1 Director, with an initial term expiring at the Company’s next annual meeting of stockholders to be held in 2015 and until his successor shall have been duly elected and qualified. He previously served as an advisor to DLH on its strategic advisory board.

Dr. Granger, age 60, served in the U.S. Army for over 35 years and was the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) in Washington, D.C. from 2005-2009. In this role he served as the principal advisor to the Assistant Secretary of Defense (Health Affairs) on DoD health plan, policy and performance. He oversaw the acquisition, operation and integration of DoD’s managed care program within the Military Health System. Prior to joining TRICARE Management Activity, Dr. Granger led the largest US and multi-national battlefield health system in our recent history while serving as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq.

Presently, Dr. Granger is the President and CEO of The 5Ps, LLC, a healthcare, education, and leadership consultancy he founded following his retirement from the U.S. Army. Dr. Granger received a B.S. Degree from Arkansas State University and earned his medical degree from University of Arkansas School of Medicine. Upon graduation from the University of Arkansas School of Medicine, he was awarded the Henry Kaiser Medical Fellowship for Medical Excellence and Leadership. Dr. Granger is board certified by the American College of Physician Executives, American Board of Medical Quality and American Board of Internal Medicine and holds numerous medical certifications. He is also a current and former advisor or member of the board of directors of additional privately-held companies.

The Board is in the process of determining which committees Dr. Granger shall serve upon, if any. There is no agreement or understanding between Dr. Granger and any other person pursuant to which he was appointed to the Board. Dr. Granger is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Dr. Granger will participate in the non-employee director compensation arrangements applicable to all non-employee directors of the Company as previously disclosed in the Company’s filings with the SEC, most recently in its definitive proxy statement dated January 3, 2014. The Company hereby incorporates by reference the press release dated November 17, 2014 attached hereto as Exhibit 99.1 and made a part of this Item 5.02.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Exhibit Title or Description

	99.1	Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: Zachary C. Parker
Name: Zachary C. Parker
Title: Chief Executive Officer
Date: November 17, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release

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